UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2017 (June 30, 2017)

SPHERIX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-05576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Rockefeller Plaza, 11th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 745-1374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.           Entry into a Material Definitive Agreement.

On June 30, 2017 (the “Closing Date”), Spherix Incorporated (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Hoth Therapeutics, Inc., a Nevada corporation (“Hoth”), for the purchase of an aggregate of 6,800,000 shares of common stock, par value $0.0001 (the “Shares”), of Hoth, for a purchase price of $675,000. As of the Closing Date, Hoth had a total of 17,000,000 shares of common stock issued and outstanding. Hoth is a development stage biopharmaceutical company focused on unique targeted therapeutics for patients suffering from indications such as atopic dermatitis, also known as eczema. Hoth’s primary asset is a sublicense agreement with Chelexa Biosciences, Inc. (“Chelexa”) pursuant to which Chelexa has granted Hoth an exclusive sublicense to use its BioLexa products for the treatment of eczema.

Under the Purchase Agreement, following the occurrence of a Going Public Event (as defined below), Hoth covenants to timely file all reports required to be filed under the Securities Exchange Act of 1934 (the “Exchange Act”) and to take all necessary steps to cause the Shares to be approved for listing or quotation on a trading market such as NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX. A “Going Public Event” means (i) an initial public offering of Hoth’s securities pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) Hoth’s entry into a merger, consolidation, transfer or share exchange transaction pursuant to which Hoth becomes subject to the reporting requirements of the Exchange Act.

In connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Hoth is obligated to register for resale on a registration statement on Form S-1 under the Securities Act, all of the Shares, no later than June 30, 2018, or twelve months from the Closing Date. In addition, Hoth shall use its best efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission no later than December 30, 2018 and to keep such registration statement continuously effective until the date the Shares have been sold, thereunder or pursuant to Rule 144, or may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by counsel to Hoth pursuant to a written opinion letter.

Pursuant to the Registration Rights Agreement, Hoth shall also indemnify and hold harmless the Company and certain persons or entities related to them, such as their officers, directors, employees, agents and representatives, from and against any and all losses, claims, damages, liabilities, costs and expenses, as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of material fact contained in a registration statement, or (ii) any violation or alleged violation by Hoth of the Securities Act, the Exchange Act or any state securities law, but only to the extent that such information relates to the Company or the Company’s proposed method of distribution of its Shares and was reviewed and expressly approved in writing by the Company in a registration statement or related document. The Company shall have piggyback registration rights in the event that there is no effective registration statement covering the Shares and Hoth determines to file a registration statement under the Securities Act, other than on Form S-4 or Form S-8.

In connection with the Purchase Agreement, the Company, Hoth and Hoth’s existing shareholders also entered into a Shareholders Agreement (the “Shareholders Agreement”), pursuant to which the Company shall have the right to appoint one director to the board of directors of Hoth for so long as the Company holds at least 10% of the issued and outstanding shares of common stock of Hoth. The shareholders that are a party to the Shareholders Agreement also covenant and agree that during the period which the Company is eligible to appoint a director to Hoth’s board, each shall vote or cause their shares to be votes in favor of the director designated by the Company.

Under the Shareholders Agreement, the Company is subject to certain drag-along rights in the event that holders of a majority or more of the voting shares of Hoth (a “Control Group”) elect to transfer all of their shares of stock of Hoth owned by them to an unaffiliated third party whereby such Control Group shall have the right to cause the Company to transfer all of its Shares to such third party at the same price and on the same terms and conditions as the Control Group proposes to transfer their shares (the “Drag-Along Right”). Further, the Company is entitled to certain rights under the Shareholders Agreement, including (i) certain pre-emptive rights in the event that Hoth proposes to issue additional equity securities, and (ii) and tag-along rights in the event that a Control Group elects to transfer all or a portion of shares of Hoth owned by them to a third party and such Control Group has not exercised its Drag-Along Right. Under the Shareholders Agreement, Hoth is entitled to a right of first refusal should the Company receive a written offer to purchase all or a portion of its Shares by a third party.

The foregoing description of the Purchase Agreement, Registration Rights Agreement and Shareholders Agreement does not purport to be complete and is qualified in its entirety by reference to such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

A copy of the press release issued by the Company announcing the transaction with Hoth is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of June 30, 2017, between Hoth Therapeutics, Inc. and Spherix Incorporated.

10.2	Registration Rights Agreement, dated as of June 30, 2017, between Hoth Therapeutics, Inc. and Spherix Incorporated.

10.3	Form of Shareholders Agreement, dated as of June 30, 2017

99.1	Press release, dated July 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERIX INCORPORATED

Date: July 3, 2017	By:	/s/ Anthony Hayes
	Name:	Anthony Hayes
	Title:	Chief Executive Officer